EXHIBIT 10.6

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is made and entered into as of the 4th day of November, 2021, by and between SPORTSHUB GAMES NETWORK, INC., a Delaware corporation (the “Borrower”), LEAGUESAFE MANAGEMENT, LLC, a Minnesota limited liability company, and VIRTUAL FANTASY GAMES ACQUISITION, LLC, a Minnesota limited liability company (collectively, the “Company Guarantors”), ROB PHYTHIAN, an individual, and CHRIS NICHOLAS, an individual (the “Released Guarantors” and together with the Company Guarantors, collectively, the “Guarantors”) and PLATINUM BANK, a Minnesota banking corporation (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender are parties to that certain Term Loan Agreement dated June 9, 2020 (the “Loan Agreement”), which sets forth the terms and conditions of a term loan to the Borrower in the principal amount of up to $2,000,000 (the “Loan”); and

WHEREAS, the obligation of the Borrower to repay the Loan is evidenced by that certain Term Promissory Note dated as of June 9, 2020 (the “Note”), executed by the Borrower and payable to the Lender in the original principal amount of $2,000,000.00; and

WHEREAS, the obligations of the Borrower under the Loan Agreement and the Note have been guaranteed by the Company Guarantors pursuant to those certain Company Guaranties dated as of June 9, 2020 (the “Company Guaranties”) executed by the Company Guarantors in favor of the Lender; and

WHEREAS, the obligations of the Borrower under the Loan Agreement and the Note have been guaranteed by the Released Guarantors pursuant to those certain Personal Guaranties dated as of June 9, 2020 (the “Personal Guaranties”) executed by the Released Guarantors in favor of the Lender; and

WHEREAS, the Borrower has requested that the Lender (i) release the Released Guarantors from the Personal Guaranties, and (ii) make certain modifications to the Loan; and

WHEREAS, the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. All of the recitals set forth above shall bind the parties hereto and are hereby made a part of this Amendment.

2. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to such capitalized term as set forth in the Loan Agreement.

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3. Required Deposit. As a condition precedent to the execution by the Lender of this Amendment, the Borrower has deposited $700,000.00 into the Pledged Account (as defined in Section 4.D. below). Such funds shall at all times be pledged to the Lender pursuant to the Deposit Account Pledge and Control Agreement (as defined in Section 4.D. below).

4. Amendments to Loan Agreement.

A. Any and all references to “the Agreement” or “this Agreement” in the Loan Agreement shall now mean and refer to the Loan Agreement, as modified by this Amendment.

B. Section 1(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(e) Borrower Documents: this Agreement, the Note, the Security Agreement, the Deposit Account Pledge and Control Agreement, and any and all other documents now or hereafter executed and delivered by the Borrower to the Lender pursuant hereto.

C. Section 1(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(h) Collateral: the collateral described in and subject to the Security Agreement, the Third Party Security Agreement and the Deposit Account Pledge and Control Agreement.

D. The following definitions are hereby added to the Loan Agreement as Sections 1(hh) and 1(ii):

(hh) Deposit Account Pledge and Control Agreement: the Deposit Account Pledge and Control Agreement dated March 27, 2020, as amended by that certain Amendment to Deposit Account Pledge and Control Agreement dated November, 2021, each executed by the Borrower, as debtor, in favor of the Lender, as secured party, pursuant to which the Borrower has granted to the Lender a security interest in the Pledged Account to secure, among other things, payment of the Note.

(ii) Pledged Account: Account No. 713932, held by Platinum Bank, and owned by the Borrower, which has been pledged to the Lender pursuant to the Deposit Account Pledge and Control Agreement.

E. The following covenant is hereby added to the Loan Agreement as Section 5(s):

(s) Minimum Balance of Pledged Account. The Borrower shall cause the Pledged Account to maintain a minimum balance of $5,700,000.00. Such funds shall at all times be pledged to the Lender pursuant to the Deposit Account Pledge and Control Agreement.

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5. Release of Guaranties. Contemporaneously with the execution of this Amendment, the Lender has executed and delivered to the Released Guarantors that certain Release of Guaranties of even date herewith, pursuant to which the Lender has released and discharged the Released Guarantors from any and all obligations under the Personal Guaranties.

6. Reaffirmation of the Loan Documents. The Borrower and the Guarantors hereby repeat and reaffirm each and all of their obligations under the Loan Documents, and agree that the Loan Documents are in full force and effect as of the date hereof, not subject to any offset, defense or counterclaim.

7. Consent of and Reaffirmation of Company Guaranties. The Company Guarantors hereby consent to the terms of this Amendment, repeats and reaffirms each and all of their obligations under the Company Guaranties and agree that the Company Guaranties guarantee repayment of the Note.

8. Original Terms. Except as expressly amended herein, the Loan Documents shall be and remain in full force and effect in accordance with their original terms.

9. Legal Representation. The Borrower and the Guarantors hereby represent, warrant and agree that they have fully considered the terms of this Amendment and the documents related hereto and have had the opportunity to discuss this Amendment and the documents related hereto with their legal counsel, and that they are executing the same without any coercion or duress on the part of the Lender.

10. Authority. The Borrower and the Guarantors hereby represent and warrant to the Lender that the Borrower and the Guarantors have full power and authority to execute and deliver this Amendment and to incur and perform their respective obligations hereunder; the execution, delivery and performance by the Borrower and the Guarantors of this Amendment will not violate any provision of the organizational documents of the Borrower or the Guarantors or any law, rule, regulation or court order or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which Borrower or the Guarantors are a party or by which the Borrower or the Guarantors or its respective properties may be bound or affected.

11. No Waiver. The Borrower and the Guarantors hereby acknowledge and agree that, by executing and delivering this Amendment, the Lender is not waiving any existing Event of Default, whether known or unknown, or any event, condition or circumstance, whether known or unknown, which with the giving of notice or the passage of time or both would constitute an Event of Default, nor is the Lender waiving any of its rights or remedies under the Loan Documents.

12. No Setoff. The Borrower and the Guarantors acknowledge and agree with the Lender that no events, conditions or circumstances have arisen or exist as of the date hereof which would give the Borrower or the Guarantors the right to assert a defense, counterclaim and/or setoff any claim by the Lender for payment of amounts owing under the Note. Any defense, right of setoff or counterclaim which might otherwise be available to the Borrower or the Guarantors is hereby fully and finally waived and released in all respects.

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13. Merger. All prior oral and written communications, commitments, alleged commitments, promises, alleged promises, agreements, and alleged agreements by or among the Lender and/or the Borrower and/or the Guarantors in connection with the Loan are hereby merged into the Loan Documents, as amended by this Amendment; shall be of no further force or effect; and shall not be enforceable unless expressly set forth in the Loan Documents, as amended by this Amendment. All commitments, promises, and agreements of the parties hereto are set forth in this Amendment and the Loan Documents and no other commitments, promises, or agreements, oral or written, of any of the parties hereto shall be enforceable against any such party.

14. Release. The Borrower and the Guarantors hereby release and forever discharge the Lender and its past, present and future officers, directors, attorneys, insurers, servants, representatives, employees, shareholders, subsidiaries, affiliates, participants, partners, predecessors, principals, agents, successors and assigns of and from any and all existing or future claims, demands, obligations, interests, suits, actions or causes of action, at law or in equity, whether arising by contract, statute, common law or otherwise, both direct and indirect, of whatsoever kind or nature, arising out of or by reason of or in connection with the Loan, the Loan Documents, this Amendment, any prior amendments or agreements or the documents related hereto or thereto or any acts, omissions, or conduct occurring on or before the date hereof.

15. Costs and Expenses. The Borrower and the Guarantors shall pay all costs and expenses, including attorneys’ fees, paid or incurred by the Lender in connection with the preparation of this Amendment and the documents related hereto and the closing and consummation of the transaction contemplated hereby.

16. Further Assurances. Each of the undersigned hereby agrees to execute and deliver such other further agreements, documents and instruments as is deemed necessary or advisable by the Lender in order to effectuate the purposes of this Amendment and the documents related hereto.

17. No Default. The Borrower and the Guarantors hereby represent and warrant to the Lender that no Event of Default, or event which with the giving of notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing.

18. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

19. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the choice of law provisions thereof.

20. Headings. The descriptive headings for the several sections of this Amendment are inserted for convenience only and not to define or limit any of the terms or provisions hereof.

21. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have made and entered into this Amendment as of the day and year first above written.

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

BORROWER:

SPORTSHUB GAMES NETWORK, INC, a Delaware corporation

By:	/s/ Christian Peterson
Christian Peterson
Its: President

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

COMPANY GUARANTOR:

VIRTUAL FANTASY GAMES ACQUISITION, LLC, a Minnesota limited liability company

By:
SportsHub Technologies LLC, its Member

By:	/s/ Rob Phythian
Name:	Rob Phythian
Its:	Chief Executive Officer/Chief Manager

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

COMPANY GUARANTOR:

LEAGUESAFE MANAGEMENT, LLC, a Minnesota limited liability company

By:
SportsHub Technologies LLC, its Member

By:	/s/ Rob Phythian
Name:	Rob Phythian
Its:	Chief Executive Officer/Chief Manager

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

RELEASED GUARANTOR:

/s/ ROB PHYTHIAN
ROB PHYTHIAN, an individual

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

RELEASED GUARANTOR:

/s/ CHRIS NICHOLAS
CHRIS NICHOLAS, an individual

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

LENDER:

PLATINUM BANK, a Minnesota banking corporation

By:	/s/ Pete Odell
Pete Odell
Its: Senior Vice President

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